UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 722 5505

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

Effective September 12, 2023 Regen Biopharma, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Coventry Enterprises, LLC (“Coventry”), pursuant to which Coventry Enterprises purchased a 10% unsecured promissory Note (the “Note”) from the Company in the principal amount of $175,000 of which $26,250 was retained by Coventry through an Original Issue Discount.

The Note carries “Guaranteed Interest” on the principal amount at the rate of 10% per annum for the eighteen-month term of the Note for an aggregate Guaranteed Interest $26,250. The Principal Amount and the Guaranteed Interest shall be due and payable in seven equal monthly payments of $28,750 commencing on August 12, 2024 and continuing on the 12th day of each month thereafter until paid in full not later than March 12, 2025 (the “Maturity Date”).

Upon an Event of Default (as such term is defined in the Note) the Note shall become convertible, in whole or in part, into shares of Common Stock at the option of the Holder at price per share equivalent to 90% of the lowest per-share trading price for the 20 Trading Days preceding a Conversion Date.

Upon the event that while this Note has been outstanding for four months, the Company consummates another financing transaction or if the Company has an effective Regulation A Offering Statement then the Investor may choose to convert any amount up to the entire balance of the note including guaranteed interest into shares at the same offering price as the aforementioned financing transaction or the Regulation A Offering..

The foregoing description of the abovementioned Purchase Agreement and Note are not complete and are qualified in their entirety by reference to the text of the abovementioned agreements , which are attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2 and incorporated in this Item 1.01 by reference.

On September 12, 2023 the Company entered into a common stock purchase agreement (the “Equity Line Agreement”) with Coventry providing for an equity financing facility (the “Equity Line”). The Equity Line Agreement provides that upon the terms and subject to the conditions in the Equity Line Agreement, Coventry is committed to purchase up to Ten Million Dollars ($10,000,000) of shares of common stock, $0.0001 par value per share (the “Common Stock”), over the 36-month term of the Equity Line Agreement (the “Total Commitment”).

Under the terms of the Equity Line Agreement, Coventry will not be obligated to purchase shares of Common Stock unless and until certain conditions are met, including but not limited to a Registration Statement on Form S-1 (the “Registration Statement”) becoming effective which registers Coventry’s resale of any Common Stock purchased by Coventry under the Equity Line.

From time to time over the 36-month term of the Commitment Period ( as such term is defined in the Equity Line Agreement) the Company, in its sole discretion, may provide Coventry with a draw down notice (each, a “Draw Down Notice”), to purchase a specified number of shares of Common Stock (each, a “Draw Down Amount Requested”), subject to the limitations discussed below. The actual amount of proceeds the Company will receive pursuant to each Draw Down Notice (each, a “Draw Down Amount”) is to be determined by multiplying the Draw Down Amount Requested by the applicable purchase price. The purchase price of each share of Common Stock equals 80% of the lowest trading price of the Common Stock during the ten business days prior to the Draw Down Notice date (the “Pricing Period”).

The maximum number of shares of Common Stock requested to be purchased pursuant to any single Draw Down Notice cannot exceed the lesser of (i) 200% of the Average Daily Traded Value ( as such term is defined in the Equity Line Agreement) during the ten business days immediately preceding the Drawdown Notice Date or (ii) $250,000. The Company is prohibited from delivering a Draw Down Notice if the sale of shares of Common Stock pursuant to the Draw Down Notice would cause the Company to issue and sell to Coventry or Coventry to acquire or purchase an aggregate number of shares of Common Stock that would result in Coventry beneficially owning more than 4.99% of the issued and outstanding shares of Common Stock of the Company.

The Company is also required to issue Coventry 125,000 shares of its Common Stock. The Common Stock will be issued in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded the Company under Section 4(a)(2) promulgated thereunder.

Coventry has agreed that:

(a) for so long as the market price of the Company’s common stock is above $1.25 per share and

(b) the Company is in full compliance with all agreements entered into with Coventry and

(c) and the Company has not issued any common shares at a per share price below $1.50,

Coventry will agree to a leak out provision and will not sell more than 10,000 shares of the Commitment shares without permission from the Issuer.

In connection with the Equity Line Agreement the Company also entered into a Registration Rights Agreement, dated September 12, 2023 with Coventry (the “Registration Rights Agreement”), pursuant to which the Company agreed to register for resale under the Securities Act of 1933 shares issuable in accordance with the Equity Line Agreement as well as the aforementioned 125,000 common shares issued in connection with the Equity Line Agreement in a Registration Statement to be filed with the Securities and Exchange Commission.

It is intended that, in compliance with applicable SEC Compliance and Disclosure Interpretations, the total number of common shares to be registered in the initial Registration Statement shall total no more than one-third of the company’s public float at the time of execution of the Equity Line Agreement therefore the Company shall register 1,126,954 common shares. .

The foregoing description of the abovementioned Equity Line Agreement and Registration Rights Agreement are not complete and are qualified in their entirety by reference to the text of the abovementioned agreements , which are attached to this Current Report on Form 8-K as Exhibit 10.3 and 10.4 and incorporated in this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Purchase Agreement
10.2	Note
10.3	Equity Line Agreement
10.4	Registration Rights Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: September 18, 2023	By: /s/ David Koos

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